MUTUAL FUND SERIES TRUST

Catalyst Insider Income Fund (the “Fund”)
Class A: IIXAX Class C: IIXCX Class I: IIXIX

May 25, 2018

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2017.

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The following changes are expected to take place on or about July 3, 2018:

•           The Fund’s name will be changed to the Catalyst Enhanced Income Strategy Fund.

•	The Fund will implement material changes to its investment strategy. The Fund’s revised strategies and risks will be set forth in a new prospectus, summary prospectus and SAI dated on or about July 3, 2018.

•	In connection with the material changes to the Fund’s investment strategies, Catalyst Capital Advisors LLC (“Catalyst”), the Fund’s investment adviser, proposed an increase in the management fee payable pursuant to the Management Agreement between Catalyst and the Trust on behalf of the Fund, to 1.50% of the Fund’s daily net assets. It is expected that a holder of a majority of the Fund’s outstanding shares will approve an amended Management Agreement reflecting the increased fee and that the increased management fee will become effective on or about July 3, 2018. Information regarding this amended Management Agreement will be set forth in an information statement which will be available to shareholders on or before October 1, 2018, and will be set forth in a new prospectus, summary prospectus and SAI dated on or about July 3, 2018.

•	Wynkoop, LLC (“Wynkoop”) will serve as sub-adviser of the Fund and, subject to the oversight of Catalyst, Wynkoop will be responsible for making investment decisions and executing portfolio transactions for the Fund. Information regarding Wynkoop will be set forth in an information statement which will be available to shareholders on or before October 1, 2018, and a new prospectus, summary prospectus and SAI dated on or about July 3, 2018.

•	David Miller and Charles Ashley will no longer serve as Portfolio Managers of the Fund. Leland Abrams, Principal and Portfolio Manager of the Sub-Advisor, and Brandon Jundt,

Principal and Portfolio Manager of the Sub-Advisor, will serve as the Fund’s portfolio managers and will be primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Abrams will be the Lead Portfolio Manager of the Fund. Information regarding Messrs. Abrams and Jundt will be set forth in an information statement which will be available to shareholders on or before October 1, 2018 and a new prospectus, summary prospectus and SAI dated on or about July 3, 2018.

In addition, the following change is expected to take place on July 24, 2018:

•           The Fund’s investment objective will be changed to the following:

The Fund’s objective is current income.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.